Exhibit 10.5

JOURNEY BANK

2019 EXECUTIVE SPLIT DOLLAR LIFE INSURANCE PLAN

FORM OF PARTICIPATION AGREEMENT

I, _____________, an employee of Journey Bank, formerly known as The Muncy Bank and Trust Company, an eligible Employee as determined in Section 2.1 of The Muncy Bank and Trust Company 2019 Executive Split Dollar Life Insurance Plan (the “Plan”) dated October 18, 2019 hereby elect to become a Participant of the Plan in accordance with Section 2.2 of the Plan. I acknowledge that I have read the Plan document and agree to be bound by its terms.

For purposes of determining my benefit under the Plan, my benefit shall be calculated as follows:

Death Prior to Separation from Service If I die prior to Separation from Service, my Beneficiary shall be entitled to receive the lesser of (i) three hundred fifty percent (350%) of my Compensation less Fifty Thousand Dollars ($50,000) or (ii) the Net Death Proceeds. Notwithstanding the forgoing, my maximum pre-Separation from Service death benefit is $900,000.

Death After Separation from Service after Vesting Date. If I die after Separation from Service which occurs after the Vesting Date, my Beneficiary shall be entitled to receive the lesser of (i) two hundred percent (200%) of my Compensation or (ii) the Net Death Proceeds. Notwithstanding the forgoing, my maximum post-Separation from Service death benefit is $900,000.

Death After Separation from Service Before Vesting Date. If I die after Separation from Service which occurs prior to the Vesting Date, my Beneficiary shall not be entitled to any benefit hereunder.

Executed this ______ day of ____, 202__.

________________________________________

Participant

Received by the Administrator this ___ day of __________________, 202__.

By:__________________________________________

Title:_______________________________________

JOURNEY BANK

2019 EXECUTIVE SPLIT DOLLAR LIFE INSURANCE PLAN

BENEFICIARY DESIGNATION

I, ______________________, designate the following as Beneficiary under this Agreement:

Primary

%

%

Contingent

%

%

I understand that I may change this beneficiary designation by delivering a new written designation to the Administrator, which shall be effective only upon receipt by the Administrator prior to my death. I further understand that the designation will be automatically revoked if the Beneficiary predeceases me or if I have named my spouse as Beneficiary and our marriage is subsequently dissolved.

Signature:_______________________________ Date: __________________________________

SPOUSAL CONSENT (Required only if Administrator requests and someone other than spouse is named Beneficiary)

I consent to the beneficiary designation above. I also acknowledge that if I am named Beneficiary and my marriage is subsequently dissolved, the beneficiary designation will be automatically revoked.

Spouse Name:
Signature:_____________________________________ Date:____________________________

Received by the Administrator this ___ day of __________________, 202__.

By: ____________________________________

Title: __________________________________